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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 26, 2005

                             NETSCOUT SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

              0000-26251                                   04-2837575
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       (Commission File Number)                (IRS Employer Identification No.)

 310 Littleton Road, Westford, Massachusetts                   01886
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   (Address of Principal Executive Offices)                  (Zip Code)

                                 (978) 614-4000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        The following information and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

        On October 26, 2005, NetScout Systems, Inc. (the "Company") issued a press release regarding its financial results for the quarter ended September 30, 2005, its expectations of future performance and its intention to hold a conference call regarding these topics. The Company's press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

       The Company hereby furnishes the following exhibit:

       99.1     Press release dated October 26, 2005.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             NETSCOUT SYSTEMS, INC.

                                             By:
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                                                  David P. Sommers
                                                  Chief Financial Officer and
                                                  Senior Vice President,
                                                  General Operations

Date: October 26, 2005

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                                  EXHIBIT INDEX

Exhibit  Number     Description
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99.1                Press release dated October 26, 2005.